Income Tax - Schedule of Deferred Income Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Non-Capital Losses	$ 63,740,497	$ 47,679,897
Qualifying Research and Development expenditures	1,493,309	1,493,309
Share issue costs and other	1,999,584	1,622,533
Total tax assets	67,233,390	50,795,739
Tax assets not recognized	(67,233,390)	(50,795,739)
Net deferred tax assets	$ 0	$ 0